Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
March 31, 2001



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.3477%



        Excess Protection Level
          3 Month Average   7.52%
          March, 2001   8.15%
          February, 2001   7.49%
          January, 2001   6.91%


        Cash Yield                                  20.67%


        Investor Charge Offs                         4.83%


        Base Rate                                    7.68%


        Over 30 Day Delinquency                      4.90%


        Seller's Interest                            7.37%


        Total Payment Rate                          14.60%


        Total Principal Balance                     $56,622,749,044.91


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,172,058,483.42